[Logo] M F S(R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) TOTAL
                         RETURN FUND

                         SEMIANNUAL REPORT o MARCH 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 30
Notes to Financial Statements ............................................. 37
Trustees and Officers ..................................................... 45

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether or not this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater than average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frame.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 18, 2000

------------
(1) Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2) Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3) These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
     David M. Calabro

For the six months ended March 31, 2000, Class A shares of the Fund provided a total return of 4.55%, Class B shares 4.14%, Class C shares 4.20%, and Class I shares 4.73%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a 17.50% return for the Fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, for the same period. The Fund's returns also compare to a 2.27% return for the Lehman Brothers Government/Corporate Bond Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities that excludes mortgage-backed securities. During the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.51%.

Q.  WHAT FACTORS CAUSED THE FUND TO LAG THE S&P 500 AND ITS LIPPER PEER GROUP?

A. During most of the period, our balanced investment approach of emphasizing equities and fixed-income securities detracted from relative performance, as equities outperformed bonds by a wide margin. Toward the end of the period, however, we started to experience the benefits of the portfolio's broad diversification, as the equity market, especially technology stocks, experienced extreme volatility. Unlike many balanced funds, which may maintain a larger exposure to equities, we follow a disciplined asset allocation strategy toward managing this portfolio. We believe this strategy offers investors the ability to pursue long-term growth while also helping to reduce risks and volatility through broad diversification across different asset classes. As a result, the Fund's typical asset allocation has remained consistent, at about 60% stocks and 40% bonds and short-term investments.

Q. CAN YOU TELL US A BIT MORE ABOUT YOUR INVESTMENT STRATEGY GIVEN THE MARKET'S EXTREME VOLATILITY?

A. Our equity strategy tends toward a value approach, with a focus on companies that exhibit improving business fundamentals, strong management teams, positive earnings outlooks, and strong franchises that we believe have been overlooked by the market. In our view, today's environment of extreme market speculation and volatility creates opportunities for our style of portfolio management. Despite the recent sell-off in technology stocks, the market's obsession with technology and telecommunications companies has caused investors to ignore what we believe are high-quality companies in other sectors with promising earnings outlooks and strong cash flows. We have tried to take advantage of recent market volatility to increase our positions in companies that we believe represent solid long-term growth opportunities at reasonable valuations.

Q.  WHAT COMPANIES AND SECTORS REPRESENT ATTRACTIVE OPPORTUNITIES TO YOU?

A. Some good examples of companies that have met our strict investment criteria include Bell Atlantic and Emerson Electric. Despite relatively lackluster stock performance recently, we believe their market leadership positions and encouraging prospects for earnings growth should translate into better stock performance. Other stocks that we think look attractive are energy companies such as BP Amoco, Exxon Mobil, and Coastal Corp. We believe investors have incorrectly overlooked these companies despite their strong balance sheets, bright earnings outlooks, and rising oil and natural gas prices. We're also finding opportunities among a wide range of financial services, leisure, and consumer goods stocks. In our view, a number of stocks in these sectors appear attractively valued and are poised to benefit from the strong U.S. economy and robust consumer spending. Despite the possibility of higher interest rates, we believe attractive stock valuations, the benefits of a healthy economy, and a potential increase in mergers and acquisitions activity could be the catalysts to strong stock performance in the financial services sector.

Q.  HOW DID YOU POSITION THE BOND HOLDINGS IN THE PORTFOLIO?

A. It has been a difficult environment for bonds due to the Federal Reserve Board's bias toward raising interest rates and the market's extreme nervousness about inflation. We currently hold approximately 37% of our net assets in bonds. About 21% of these assets are in investment-grade corporate bonds, with the rest in U.S. Treasuries and mortgage-backed securities (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). While the portfolio's overall exposure to bonds has remained fairly stable, my colleague, Geoffrey Kurinsky, lowered the average duration -- an indicator of a bond's sensitivity to changes in interest rates -- of the bond holdings to roughly 5.1 years, from
    5.3 years toward the end of 1999.

Q. YOU'VE INCREASED THE PORTFOLIO'S HOLDINGS IN FOREIGN SECURITIES TO APPROXIMATELY 10% OF NET ASSETS. DO YOU ANTICIPATE THIS PERCENTAGE GOING MUCH HIGHER?

A. We're comfortable with the portfolio's current position in foreign securities; however, it could increase if we continue to find attractive opportunities. In our view, the situation overseas is very encouraging, as many companies in Europe and Japan are displaying many of the beneficial characteristics that American businesses exhibited several years ago. More specifically, European and Japanese companies are starting to benefit from a wave of restructuring and consolidation that has helped to lower costs and improve their competitiveness. We believe this trend should continue to benefit our holdings in these regions.

Q.  WHAT'S YOUR OUTLOOK FOR THE STOCK MARKET IN THE COMING MONTHS?

A. Although we haven't seen optimal conditions for value stocks for some time now, as we've seen in the past, the market could shift its focus toward value stocks very quickly. Looking at the stock market from the late 1960s to the early 1980s, value investing was a highly successful strategy, as value-oriented stock pickers were able to post reasonable gains in an otherwise flat stock market. Value stocks also have tended to become market leaders when we have emerged from some kind of economic or market difficulty. This is a backdrop we haven't seen for some time, except for short periods such as the second quarter of 1999. At that time, the rebound in global economic growth helped spur a rally in value stocks. Otherwise, growth stocks have dominated the market in the last few years, driven by the unprecedented expansion of the U.S. economy. Nevertheless, we've recently started to see a renewed interest in value stocks due in part to heightened concerns about inflation and high valuations in the technology sector. Our feeling is that these are pretty good reasons for this recent trend toward value stocks to continue.

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager
    (On behalf of the MFS Total Return team)

The opinions expressed in this report are those of the lead portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   DAVID M. CALABRO, SENIOR VICE PRESIDENT; KENNETH J. ENRIGHT, VICE PRESIDENT; GEOFFREY L. KURINSKY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, VICE PRESIDENT; AND LISA B. NURME, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THE PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE EQUITY PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. ENRIGHT, A MANAGER OF THE EQUITY PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1986. MR. KURINSKY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1987. MR. MOKAS, A MANAGER OF THE EQUITY PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE EQUITY PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY
   AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING
   SECURITIES.
--------------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE
                             PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS
                             GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A  OCTOBER 6, 1970
                             CLASS B  AUGUST 23, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $5.9 BILLION NET ASSETS AS OF MARCH 31, 2000
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +4.55%       +4.75%      +39.04%      +92.98%     +206.91%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +4.75%      +11.61%      +14.05%     + 11.87%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --         -0.23%      + 9.82%      +12.95%     + 11.32%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +4.14%       +4.07%      +36.27%      +86.28%     +192.17%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +4.07%      +10.87%      +13.25%     + 11.32%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --         +0.26%      +10.09%      +13.00%     + 11.32%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +4.20%       +4.06%      +36.34%      +86.54%     +195.73%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +4.06%      +10.89%      +13.28%     + 11.45%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --         +3.10%      +10.89%      +13.28%     + 11.45%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +4.73%       +5.12%      +40.52%      +95.25%     +210.52%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --         +5.12%      +12.01%      +14.32%     + 12.00%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2000

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                           22.2%
UTILITIES & COMMUNICATIONS                   21.5%
ENERGY                                       14.4%
LEISURE                                       7.3%
BASIC MATERIALS                               6.4%

TOP 10 STOCK HOLDINGS

GTE CORP.  2.6%                            TRW, INC.   1.9%
Telecommunications company                 Automotive and transport equipment
                                           manufacturer

HARTFORD FINANCIAL SERVICES                NOBLE DRILLING CORP.  1.7%
GROUP, INC.  2.2%                          Oil and natural gas services and
Multiline insurance company                equipment company

COASTAL CORP.  2.2%                        AKZO NOBEL N.V.  1.7%
Oil and natural gas company                Diversified Dutch chemical company

EXXON MOBIL CORP.  2.0%                    WILLIAMS COS., INC.  1.5%
International oil and gas company          Natural gas pipeline company

BP AMOCO PLC  1.9%                         ST. PAUL COS., INC.  1.5%
British oil and petrochemical company      International property-casualty and
                                           life insurance company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2000

Stocks - 56.7%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 50.3%
  Aerospace - 2.6%
    Boeing Co.                                                       326,400              $   12,382,800
    General Dynamics Corp.                                           317,100                  15,775,725
    Honeywell International, Inc.                                    612,800                  32,286,900
    TRW, Inc.                                                      1,166,100                  68,216,850
    United Technologies Corp.                                        414,996                  26,222,560
                                                                                          --------------
                                                                                          $  154,884,835
--------------------------------------------------------------------------------------------------------
  Agricultural Products
    AGCO Corp.                                                        35,000              $      398,125
--------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Delphi Automotive Systems Corp.                                1,782,000              $   28,512,000
    Ford Motor Co.                                                   485,100                  22,284,281
                                                                                          --------------
                                                                                          $   50,796,281
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.2%
    Bank America Corp.                                               940,500              $   49,317,469
    Bank of New York Co., Inc.                                       415,608                  17,273,707
    Bank One Corp.                                                   165,000                   5,671,875
    Chase Manhattan Corp.                                             82,300                   7,175,531
    PNC Bank Corp.                                                 1,122,200                  50,569,137
    Providian Financial Corp.                                          6,100                     528,413
    Washington Mutual, Inc.                                           17,100                     453,150
                                                                                          --------------
                                                                                          $  130,989,282
--------------------------------------------------------------------------------------------------------
  Business Machines - 1.0%
    Hewlett-Packard Co.                                               68,200              $    9,040,763
    International Business Machines Corp.                            415,500                  49,029,000
    Xerox Corp.                                                      161,000                   4,186,000
                                                                                          --------------
                                                                                          $   62,255,763
--------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Automatic Data Processing, Inc.                                  288,400              $   13,915,300
    Computer Sciences Corp.*                                           6,200                     490,575
    United Parcel Service, Inc.                                       35,200                   2,217,600
                                                                                          --------------
                                                                                          $   16,623,475
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Telephone & Data Systems, Inc.                                   293,560              $   32,585,160
--------------------------------------------------------------------------------------------------------
  Chemicals - 1.4%
    Air Products & Chemicals, Inc.                                   883,100              $   25,113,156
    Dow Chemical Co.                                                  11,700                   1,333,800
    Eastman Chemical Co.                                             110,000                   5,005,000
    PPG Industries, Inc.                                             234,900                  12,288,206
    Rohm & Haas Co.                                                  802,300                  35,802,638
                                                                                          --------------
                                                                                          $   79,542,800
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems
    Compaq Computer Corp.                                             18,000              $      479,250
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    Eastern Enterprises Co.                                          413,284              $   24,745,380
    Tyco International Ltd.                                           34,910                   1,741,136
                                                                                          --------------
                                                                                          $   26,486,516
--------------------------------------------------------------------------------------------------------
  Construction Services
    Martin Marietta Materials, Inc.                                   10,000              $      475,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Fortune Brands, Inc.                                             524,000              $   13,100,000
    International Flavours & Fragrances, Inc.                        355,300                  12,457,706
    Kimberly-Clark Corp.                                             129,700                   7,263,200
                                                                                          --------------
                                                                                          $   32,820,906
--------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                                            808,300              $   13,640,063
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.9%
    Emerson Electric Co.                                             972,900              $   51,442,088
    General Electric Co.                                              24,044                   3,731,328
                                                                                          --------------
                                                                                          $   55,173,416
--------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    Devon Energy Corp.                                               904,600              $   43,929,638
    Energy East Corp.                                                 21,600                     427,950
    Sierra Pacific Resources Co.                                     332,808                   4,160,100
                                                                                          --------------
                                                                                          $   48,517,688
--------------------------------------------------------------------------------------------------------
  Entertainment - 1.4%
    Carnival Corp.                                                    20,000              $      496,250
    CBS Corp.*                                                       142,700                   8,080,388
    Disney (Walt) Co.                                                664,400                  27,489,550
    Harrah's Entertainment, Inc.*                                  1,135,000                  21,068,437
    Infinity Broadcasting Corp. "A"*                                 292,500                   9,469,687
    MediaOne Group, Inc.*                                             47,700                   3,863,700
    Time Warner, Inc.                                                130,700                  13,070,000
                                                                                          --------------
                                                                                          $   83,538,012
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.2%
    Associates First Capital Corp., "A"                              661,800              $   14,187,337
    Citigroup, Inc.                                                  323,000                  19,157,937
    Edwards (A.G.), Inc.                                             822,900                  32,916,000
    Federal Home Loan Mortgage Corp.                                 641,600                  28,350,700
    FleetBoston Financial Corp.                                       26,400                     963,600
    Franklin Resources, Inc.                                          15,000                     501,563
    Household International, Inc.                                     14,000                     522,375
    Merrill Lynch & Co., Inc.                                        218,500                  22,942,500
    Morgan (J.P.) & Co.                                                3,800                     500,650
    Morgan Stanley Dean Witter & Co.                                   9,000                     734,063
    State Street Corp.                                                93,200                   9,028,750
                                                                                          --------------
                                                                                          $  129,805,475
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    AXA Financial, Inc.                                              996,564              $   35,751,733
    Mellon Financial Corp.                                         1,007,700                  29,727,150
                                                                                          --------------
                                                                                          $   65,478,883
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.2%
    Anheuser-Busch Cos., Inc.                                        225,500              $   14,037,375
    Archer-Daniels-Midland Co.                                     2,408,354                  24,986,672
    General Mills, Inc.                                              558,100                  20,196,244
    Hershey Foods Corp.                                              250,100                  12,192,375
    Keebler Foods Co.                                                 20,000                     573,750
    McCormick & Co., Inc.                                            164,100                   5,292,225
    Quaker Oats Co.                                                  494,000                  29,948,750
    Seagram Ltd.                                                     420,900                  23,359,950
                                                                                          --------------
                                                                                          $  130,587,341
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.9%
    Bowater, Inc.                                                    663,800              $   35,430,325
    International Paper Co.                                           86,800                   3,710,700
    Weyerhaeuser Co.                                                 276,900                  15,783,300
                                                                                          --------------
                                                                                          $   54,924,325
--------------------------------------------------------------------------------------------------------
  Furniture and Home Appliances
    Maytag Corp.                                                      10,000              $      331,250
--------------------------------------------------------------------------------------------------------
  Insurance - 6.5%
    Allstate Corp.                                                   496,800              $   11,830,050
    American International Group, Inc.                               179,350                  19,638,825
    Aon Corp.                                                      1,211,700                  39,077,325
    Chubb Corp.                                                      107,600                   7,269,725
    CIGNA Corp.                                                      284,200                  21,528,150
    Gallagher (Arthur J.) & Co.                                       20,000                     650,000
    Hartford Financial Services Group, Inc.                        1,544,800                  81,488,200
    Jefferson Pilot Corp.                                            351,900                  23,423,343
    Lincoln National Corp.                                         1,607,900                  53,864,650
    Marsh & McLennan Cos., Inc.                                      121,900                  13,447,094
    Nationwide Financial Services, Inc., "A"                         490,500                  14,347,125
    ReliaStar Financial Corp.                                      1,301,800                  44,098,475
    St. Paul Cos., Inc.                                            1,619,200                  55,255,200
                                                                                          --------------
                                                                                          $  385,918,162
--------------------------------------------------------------------------------------------------------
  Machinery - 1.0%
    Deere & Co., Inc.                                                954,900              $   36,286,200
    Ingersoll Rand Co.                                               319,400                  14,133,450
    W.W. Grainger, Inc.                                              188,600                  10,231,550
                                                                                          --------------
                                                                                          $   60,651,200
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.0%
    Abbott Laboratories, Inc.                                        992,900              $   34,937,669
    American Home Products Corp.                                     669,400                  35,896,575
    Baxter International, Inc.                                        50,000                   3,134,375
    Bristol-Myers Squibb Co.                                         714,800                  41,279,700
    Pharmacia & Upjohn, Inc.                                         867,700                  51,411,225
    Schering Plough Corp.                                            334,100                  12,278,175
                                                                                          --------------
                                                                                          $  178,937,719
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.2%
    United Healthcare Corp.                                          170,600              $   10,172,025
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Alcoa, Inc.                                                       55,200              $    3,877,800
    Reynolds Metals Co.                                               10,000                     668,750
                                                                                          --------------
                                                                                          $    4,546,550
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.3%
    Baker Hughes, Inc.                                                30,000              $      907,500
    Burlington Resources, Inc.                                        10,000                     370,000
    Cooper Cameron Corp.*                                            232,700                  15,561,813
    Halliburton Co.                                                  757,600                  31,061,600
    Kerr McGee Corp.                                                 173,000                   9,990,750
    Noble Drilling Corp.*                                          1,522,300                  63,080,306
    Smith International, Inc.*                                       177,000                  13,717,500
    Weatherford International, Inc.*                                  12,000                     707,250
                                                                                          --------------
                                                                                          $  135,396,719
--------------------------------------------------------------------------------------------------------
  Oils - 4.9%
    Anadarko Petroleum Corp.                                          12,000              $      464,250
    Apache Corp.                                                     570,900                  28,402,275
    Atlantic Richfield Co.                                            10,000                     850,000
    Chevron Corp.                                                    148,000                  13,680,750
    Coastal Corp.                                                  1,712,875                  78,792,250
    Conoco, Inc.                                                     183,400                   4,699,625
    Conoco, Inc., "A"                                              1,066,700                  26,267,487
    EOG Resources, Inc.                                              381,700                   8,087,269
    Exxon Mobil Corp.                                                948,880                  73,834,725
    Newfield Exploration Co.*                                        140,500                   4,952,625
    Occidental Petroleum Corp.                                       584,700                  12,132,525
    Phillips Petroleum Co.                                           542,700                  25,099,875
    Transocean Sedco Forex, Inc.*                                     22,200                   1,139,138
    Unocal Corp.                                                     371,550                  11,053,612
                                                                                          --------------
                                                                                          $  289,456,406
--------------------------------------------------------------------------------------------------------
  Photographic Products - 0.1%
    Eastman Kodak Co.                                                 18,000              $      977,625
    Polaroid Corp.                                                   304,300                   7,227,125
                                                                                          --------------
                                                                                          $    8,204,750
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.5%
    Gannett Co., Inc.                                                522,300              $   36,756,863
    New York Times Co.                                               693,100                  29,759,981
    Tribune Co.                                                      587,700                  21,487,781
                                                                                          --------------
                                                                                          $   88,004,625
--------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Burlington Northern Santa Fe Railway Co.                         902,500              $   19,967,813
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    CarrAmerica Realty Corp.                                         344,300              $    7,273,337
    Equity Residential Properties Trust                              234,900                   9,440,044
    Kilroy Realty Corp.                                              230,400                   4,852,800
                                                                                          --------------
                                                                                          $   21,566,181
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    McDonald's Corp.                                                 216,100              $    8,117,256
--------------------------------------------------------------------------------------------------------
  Stores - 0.1%
    CVS Corp.                                                         12,200              $      458,263
    Office Depot, Inc.*                                              376,000                   4,347,500
    TJX Cos., Inc.                                                    40,000                     887,500
                                                                                          --------------
                                                                                          $    5,693,263
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Kroger Co.*                                                    1,883,128              $   33,072,436
    Safeway, Inc.*                                                   482,900                  21,851,225
                                                                                          --------------
                                                                                          $   54,923,661
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.9%
    Alltel Corp.                                                       8,700              $      548,644
    AT&T Corp.                                                       320,700                  18,039,375
    AT&T Corp. "A"*                                                   10,000                     592,500
    Bell Atlantic Corp.                                              589,900                  36,057,637
    GTE Corp.                                                      1,334,100                  94,721,100
    Intermedia Communications, Inc.*                                     541                      26,137
    Motorola, Inc.                                                   195,200                  27,791,600
    SBC Communications, Inc.                                       1,097,848                  46,109,616
    Sprint Corp.                                                      65,200                   4,107,600
    Winstar Communications, Inc.*                                        987                      59,220
                                                                                          --------------
                                                                                          $  228,053,429
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable
    Comcast Corp., "A"*                                                5,000              $      216,875
--------------------------------------------------------------------------------------------------------
  Transportation
    Union Pacific Corp.                                               15,800              $      618,175
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.3%
    AES Corp.*                                                         7,000              $      551,250
    Carolina Power & Light Co.                                       497,800                  16,147,387
    CMS Energy Corp.                                                 146,000                   2,646,250
    Duke Energy Corp.                                                459,900                  24,144,750
    Florida Progress Corp.                                           250,600                  11,496,275
    FPL Group, Inc.                                                  122,500                   5,642,656
    GPU, Inc.                                                        352,300                   9,644,213
    Keyspan Corp.                                                    481,800                  13,309,725
    NiSource, Inc.                                                   425,000                   7,171,875
    NSTAR Co.                                                        348,300                  14,628,600
    Peco Energy Co.                                                  314,900                  11,611,937
    Pinnacle West Capital Corp.                                      692,900                  19,531,119
    Texas Utilities Co.                                               15,000                     445,313
                                                                                          --------------
                                                                                          $  136,971,350
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.9%
    Columbia Energy Group                                            373,920              $   22,154,760
    El Paso Energy Corp.                                             885,200                  35,739,950
    National Fuel Gas Co.                                            852,900                  38,007,356
    NICOR, Inc.                                                      280,900                   9,252,144
    Washington Gas Light Co.                                         368,100                  10,007,719
    Williams Cos., Inc.                                            1,284,700                  56,446,506
                                                                                          --------------
                                                                                          $  171,608,435
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    U.S. West, Inc.                                                   10,000              $      726,250
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,980,084,690
--------------------------------------------------------------------------------------------------------

Foreign Stocks - 6.4%
  Canada - 0.3%
    Canadian National Railway Co. (Railroads)                        366,000              $    9,767,625
    Seagrams Ltd. (Conglomerates)                                    109,600                   6,521,200
    Talisman Energy, Inc. (Oils)                                      20,000                     571,250
                                                                                          --------------
                                                                                          $   16,860,075
--------------------------------------------------------------------------------------------------------
  France - 0.7%
    Axa (Insurance)                                                  176,600              $   25,035,043
    Total Fina S.A., ADR (Oils)                                      183,000                  13,473,375
                                                                                          --------------
                                                                                          $   38,508,418
--------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Jefferson Smurfit Group PLC, ADR (Containers)                    293,700              $    7,929,900
--------------------------------------------------------------------------------------------------------
  Japan - 0.6%
    Fuji Heavy Industries Ltd. (Automotive)                        1,044,000              $    8,472,837
    Nippon Telegraph & Telephone Corp.
      (Utilities - Telephone)                                            880                  13,975,059
    Nippon Telegraph & Telephone Corp., ADR
      (Utilities - Telephone)                                        200,800                  15,825,550
                                                                                          --------------
                                                                                          $   38,273,446
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.2%
    Akzo Nobel N.V. (Chemicals)                                    1,421,092              $   60,667,994
    ING Groep N.V. (Financial Services)*                             386,354                  20,931,697
    Royal Dutch Petroleum Co., ADR (Oils)                            826,600                  47,581,162
                                                                                          --------------
                                                                                          $  129,180,853
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.6%
    Nestle S.A. (Food and Beverage Products)                          21,206              $   38,025,080
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.9%
    BP Amoco PLC, ADR (Oils)                                       1,280,638              $   67,953,854
    British Aerospace PLC (Aerospace)*                             1,935,500                  10,781,889
    CGU PLC (Insurance)*                                             650,700                   9,020,541
    Diageo PLC (Food and Beverage Products)*                       2,804,345                  21,123,004
    SmithKline- Beecham PLC, ADR (Medical and Health
      Products)                                                       67,200                   4,439,400
                                                                                          --------------
                                                                                          $  113,318,688
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  382,096,460
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,105,138,818)                                            $3,362,181,150
--------------------------------------------------------------------------------------------------------

Bonds - 37.2%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 36.4%
  Advertising
    Lamar Advertising Co., 5.25s, 2006                            $      996              $    1,115,520
--------------------------------------------------------------------------------------------------------
  Airlines - 0.5%
    Delta Airlines, Inc., 6.65s, 2004                             $   14,308              $   13,608,625
    Jet Equipment Trust, 9.41s, 2010##                                 3,365                   3,655,534
    Jet Equipment Trust, 8.64s, 2012##                                 3,045                   3,103,765
    Jet Equipment Trust, 11.44s, 2014##                                4,700                   5,462,857
    Jet Equipment Trust, 10.69s, 2015##                                1,250                   1,421,650
                                                                                          --------------
                                                                                          $   27,252,431
--------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.2%
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                        $    7,415              $    6,834,925
    Jones Apparel Group, Inc., 6.25s, 2001                             4,280                   4,164,654
                                                                                          --------------
                                                                                          $   10,999,579
--------------------------------------------------------------------------------------------------------
  Automotive - 2.1%
    Daimler Chrysler North America, 7.4s, 2005                    $   16,684              $   16,644,793
    Ford Credit Auto Owner Trust, 6.2s, 2002                          15,618                  15,563,815
    Ford Motor Co., 6.625s, 2028                                       6,263                   5,507,620
    Ford Motor Co., 8.9s, 2032                                         6,770                   7,721,862
    Ford Motor Credit Co., 5.75s, 2004                                21,540                  20,306,404
    Ford Motor Credit Co., 6.7s, 2004                                  4,594                   4,464,863
    Ford Motor Credit Co., 7.5s, 2005                                 16,242                  16,251,907
    Ford Motor Credit Co., 7.75s, 2007                                13,898                  13,830,456
    Ford Motor Credit Co., 7.375s, 2009                               19,723                  19,321,834
    General Motors Corp., 9.4s, 2021                                   5,049                   5,944,844
                                                                                          --------------
                                                                                          $  125,558,398
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Bank of America, 7.8s, 2010                                   $    2,180              $    2,212,874
    Beaver Valley Funding Corp. II, 9s, 2017                           9,152                   9,331,654
    Capital One Financial Corp., 7.25s, 2003                           4,845                   4,754,922
    Chase Manhattan Corp., 6.75s, 2004                                 2,466                   2,406,767
    Colonial Capital II, 8.92s, 2027                                   5,010                   4,607,422
    Fleet Boston Corp., 9.9s, 2001                                     8,700                   8,969,004
    Fleet National Bank, 5.75s, 2009                                   7,321                   6,473,301
    Midamerican Funding LLC, 5.85s, 2001                               9,980                   9,843,444
    Midamerican Funding LLC, 6.927s, 2029                             12,485                  11,091,419
    Midland Cogeneration Venture Corp., 10.33s, 2002                       8                       7,713
    Midland Funding Corp., 10.33s, 2002                                  757                     775,637
    Midland Funding Corp. II, "A", 11.75s, 2005                       11,000                  11,927,740
    Midland Funding Corp., "B", 13.25s, 2006                           9,695                  11,425,751
    Riggs National Corp., 9.65s, 2009                                  1,425                   1,400,063
    Socgen Real Estate Co., 7.64s, 2049##                              3,894                   3,700,974
    Washington Mutual Capital I, 8.375s, 2027                          4,590                   4,330,895
                                                                                          --------------
                                                                                          $   93,259,580
--------------------------------------------------------------------------------------------------------
  Business Services - 0.2%
    Harrahs Operating Inc., 7.5s, 2009                            $    2,300              $    2,203,239
    Unisys Corp., 12s, 2003                                            2,012                   2,132,720
    Unisys Corp., 11.75s, 2004                                         7,000                   7,542,500
                                                                                          --------------
                                                                                          $   11,878,459
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Eaton Corp., 6.95s, 2004                                      $    4,382              $    4,317,015
    News America Holdings, Inc., 10.125s, 2012                         1,085                   1,159,691
    News America Holdings, Inc., 7.3s, 2028                            8,176                   7,227,502
    News America Holdings, Inc., 6.703s, 2034                         12,847                  12,411,230
                                                                                          --------------
                                                                                          $   25,115,438
--------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 2.9%
    American Airlines Pass-Through Trust, 6.855s, 2009            $    6,289              $    6,173,408
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                4,398                   4,284,683
    BCF LLC, 7.75s, 2026##                                             3,196                   1,741,753
    Bear Stearns Commercial Mortgage Secs, Inc., 6.8s, 2008           11,634                  11,334,365
    BTC Mortgage Investors Trust, 6.95s, 2009                          3,572                   3,527,335
    Chase Commercial Mortgage Securities Corp., 6.39s, 2008            8,417                   7,832,194
    Commerce 2000, 6.318s, 2011                                        7,494                   7,499,855
    Contimorgage Home Equity, 6.13s, 2013                             16,195                  16,063,813
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                    11,607                  10,573,399
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                     2,543                   2,342,702
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                                     6,433                   6,169,948
    Continental Airlines, Inc., 9.5s, 2013                             3,522                   3,653,008
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                     5,500                   4,798,750
    Criimi Mae Corp., 6.701s, 2008                                     4,350                   3,961,898
    Cwabs, Inc., 6.5s, 2013                                            3,966                   3,940,676
    Fleet Credit Card Master Trust, 6.224s, 2007                      10,000                  10,025,000
    Illinois Power Special Purpose Trust, 5.26s, 2003                  4,703                   4,647,128
    Merrill Lynch Mortgage Investors, Inc., 8.437s, 2022+              4,000                   3,797,500
    Merrill Lynch Mortgage Investors, Inc., 9s, 2011                      17                      17,011
    Morgan (J P) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                                     4,018                   3,776,997
    Northwest Airlines, Inc., 7.575s, 2019                             7,538                   7,342,457
    Northwest Airlines, Inc., 6.81s, 2020                              1,511                   1,357,572
    Residential Accredit Loans, Inc., 6.75s, 2028                     21,246                  20,170,315
    Residential Accredit Loans, Inc., 7s, 2028                         9,068                   8,575,940
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                                      3,901                   3,898,562
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                17,578                  17,202,710
                                                                                          --------------
                                                                                          $  174,708,979
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 5s, 2010                                $    3,710              $    4,215,488
--------------------------------------------------------------------------------------------------------
  Electronics
    Conexant Systems, Inc., 4.25s, 2006                           $      800              $    2,550,000
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.7%
    Hearst Argyle Television, Inc., 7.5s, 2027                    $    7,905              $    7,319,476
    Time Warner Entertainment Co. LP, 8.375s, 2033                     7,337                   7,672,741
    Time Warner, Inc., 10.15s, 2012                                   15,295                  17,772,790
    Time Warner, Inc., 8.375s, 2023                                    5,128                   5,339,838
    Time Warner, Inc., 9.15s, 2023                                     2,300                   2,580,462
                                                                                          --------------
                                                                                          $   40,685,307
--------------------------------------------------------------------------------------------------------
  Finance - 0.1%
    Countrywide Funding Corp., 6.25s, 2009                        $    6,410              $    5,821,498
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.5%
    Aristar, Inc., 7.375s, 2004                                   $    4,765              $    4,736,363
    Aristar, Inc., 7.25s, 2006                                         7,962                   7,711,356
    Associates Corp., 5.5s, 2004                                         947                     883,362
    AT & T Capital Corp., 6.25s, 2001                                  5,379                   5,316,926
    General Motors Acceptance Corp., 5.5s, 2002                        3,000                   2,903,370
    General Motors Acceptance Corp., 6.75s, 2002                      29,500                  29,145,115
    General Motors Acceptance Corp., 5.95s, 2003                      17,142                  16,449,772
    Goldman Sachs Group LP, 5.9s, 2003                                 5,300                   5,081,004
    GS Escrow Corp., 6.75s, 2001                                      18,807                  18,137,997
    Household Finance Corp., 7.875s, 2007                             14,265                  14,370,276
    Merrill Lynch & Co., Inc., 6.07s, 2004                            13,821                  13,163,811
    Morgan Stanley Group, Inc., 7.125s, 2003                           9,600                   9,536,928
    Salton Sea Funding Corp., 7.37s, 2005                              4,148                   4,019,611
    Salton Sea Funding Corp., 7.84s, 2010                              7,270                   7,096,247
    Salton Sea Funding Corp., 8.3s, 2011                               2,035                   2,040,245
    Sunamerica Institutional, 5.75s, 2009                              9,589                   8,495,470
    United Companies Financial Corp., 7.7s, 2004                       2,650                   1,060,000
                                                                                          --------------
                                                                                          $  150,147,853
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.8%
    Bellsouth Capital Funding Corp., 7.75s, 2010                  $   13,779              $   14,038,459
    Conseco Finance Corp., 10.25s, 2002                                7,497                   7,712,839
    Deere (John) Capital Corp., 7s, 2002                               6,261                   6,206,717
    General Electric Capital Corp., 7.25s, 2005                       12,300                  12,331,980
    General Electric Capital Corp., 8.7s, 2007                         9,646                  10,327,191
    General Electric Capital Corp., 8.75s, 2007                        3,073                   3,344,069
    General Electric Capital Corp., 8.85s, 2007                        4,572                   4,991,390
    Sprint Capital Corp., 6.5s, 2001                                  17,261                  17,063,879
    Sprint Capital Corp., 5.875s, 2004                                 4,418                   4,179,163
    Sprint Capital Corp., 6.125s, 2008                                12,000                  10,924,680
    Sprint Capital Corp., 6.9s, 2019                                  12,000                  11,014,920
    Sprint Capital Corp., 6.875s, 2028                                 2,738                   2,455,356
                                                                                          --------------
                                                                                          $  104,590,643
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.7%
    Nabisco, Inc., 6.375s, 2035                                   $    4,856              $    4,531,716
    Seagram (Joseph E) & Sons, Inc., 5.79s, 2001                      12,771                  12,574,199
    Seagram (Joseph E) & Sons, Inc., 6.4s, 2003                       17,630                  16,811,968
    Seagram (Joseph E) & Sons, Inc., 7.5s, 2018                        6,912                   6,434,035
    Seagram (Joseph E) & Sons, Inc., 7.6s, 2028                        4,100                   3,774,911
                                                                                          --------------
                                                                                          $   44,126,829
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Georgia-Pacific Corp., 9.95s, 2002                            $    4,320              $    4,514,961
    Georgia Pacific Corp., 7.7s, 2015                                  6,200                   6,064,530
    Georgia-Pacific Corp., 9.875s, 2021                               11,382                  12,072,091
    Georgia-Pacific Corp., 9.5s, 2022                                  1,000                   1,060,070
    Georgia-Pacific Corp., 7.75s, 2029                                12,460                  11,667,793
                                                                                          --------------
                                                                                          $   35,379,445
--------------------------------------------------------------------------------------------------------
  Insurance - 0.7%
    Aflac, Inc., 6.5s, 2009                                       $   22,913              $   20,970,894
    Atlantic Mutual Insurance Co., 8.15s, 2028                        10,964                   8,683,707
    Providian Capital I, 9.525s, 2027                                 11,526                   9,666,050
                                                                                          --------------
                                                                                          $   39,320,651
--------------------------------------------------------------------------------------------------------
  Medical and Health Products
    Sepracor, Inc., 7s, 2005                                      $    1,800              $    2,351,250
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.4%
    Kerr McGee Corp., 5.25s, 2010                                 $    1,280              $    1,480,000
    McDermott, Inc., 9.375s, 2002                                     20,305                  18,406,483
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                        5,030                   4,663,363
                                                                                          --------------
                                                                                          $   24,549,846
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Occidental Petroleum Corp., 6.75s, 2002                       $    1,712              $    1,672,419
    Occidental Petroleum Corp., 6.4s, 2003                             1,245                   1,210,252
    Oryx Energy Co., 8s, 2003                                          2,000                   1,996,380
                                                                                          --------------
                                                                                          $    4,879,051
--------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Union Pacific Corp., 5.78s, 2001                              $    4,513              $    4,384,966
    Union Pacific Corp., 6.34s, 2003                                   7,211                   6,885,279
                                                                                          --------------
                                                                                          $   11,270,245
--------------------------------------------------------------------------------------------------------
  Stores - 0.4%
    Federated Department Stores, Inc., 8.5s, 2003                 $    9,959              $   10,202,398
    Federated Department Stores, Inc., 6.3s, 2009                     12,875                  11,621,876
                                                                                          --------------
                                                                                          $   21,824,274
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Safeway, Inc., 5.875s, 2001                                   $   10,400              $   10,143,744
--------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    Qwest Communications International, Inc., 7.5s, 2008          $   20,492              $   19,928,470
    Sprint Spectrum LP, 11s, 2006                                      3,750                   4,092,038
    TCI Communications Financing III, 9.65s, 2027                     15,844                  18,449,863
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006               5,862                   5,570,239
    United Telecommunications Co., 9.5s, 2003                          6,806                   7,152,017
    WorldCom, Inc., 8.875s, 2006                                       5,000                   5,211,800
                                                                                          --------------
                                                                                          $   60,404,427
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.2%
    Belo Ah Corp., 7.75s, 2027                                    $    8,035              $    7,576,925
    Comcast Corp., 10.25s, 2001                                        6,818                   7,083,697
                                                                                          --------------
                                                                                          $   14,660,622
--------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 4.6%
  Federal Home Loan Bank - 0.3%
    Federal Home Loan Bank, 5.7s, 2009                            $    9,375              $    8,496,094
    Federal Home Loan Bank, 6.5s, 2028                                 9,399                   8,824,308
                                                                                          --------------
                                                                                          $   17,320,402
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corporation
    FHLMC, 6.5s, 2028 - 2028                                      $    4,237              $    3,977,489
--------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 4.3%
    FNMA, 5.25s, 2009                                             $   24,590              $   21,520,184
    FNMA, 5.722s, 2009                                                16,001                  14,390,899
    FNMA, 6.5s, 2027 - 2029                                          146,176                 137,335,955
    FNMA, 6.625s, 2009                                                 7,950                   7,645,674
    FNMA, 7.25s, 2010                                                 72,069                  72,553,304
                                                                                          --------------
                                                                                          $  253,446,016
--------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                               $  274,743,907
--------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 9.0%
  Government National Mortgage Association - 5.4%
    GNMA, 6.5s, 2027 - 2029                                       $   57,458              $   54,219,092
    GNMA, 7s, 2027 - 2028                                             41,738                  40,461,690
    GNMA, 7.5s, 2023 - 2028                                           93,068                  92,335,148
    GNMA, 8s, 2022 - 2030                                            128,147                 129,760,751
                                                                                          --------------
                                                                                          $  316,776,681
--------------------------------------------------------------------------------------------------------
  Small Business Administration
    SBA, 8.8s, 2011                                               $      286              $      292,063
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.6%
    United States Treasury Bonds, 6.125s, 2029                    $  121,385              $  123,718,020
    United States Treasury Bonds, 6.25s, 2030                         31,454                  33,252,854
    United States Treasury Notes, 4.25s, 2010                         55,077                  56,152,654
                                                                                          --------------
                                                                                          $  213,123,528
--------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $  530,192,272
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    CalEnergy Co., Inc., 7.23s, 2005                              $        5              $        4,838
    CE Generation LLC, 7.416s, 2018                                    1,349                   1,254,570
    Cleveland Electric Illuminating Co., 7.67s, 2004                  14,534                  14,402,904
    Cleveland Electric Illuminating Co., 7.88s, 2017                   7,403                   7,163,661
    Cleveland Electric Illuminating Co., 9s, 2023                      7,396                   7,591,476
    CMS Energy Corp., 8.375s, 2003                                     5,651                   5,463,466
    CMS Energy Corp., 8s, 2011                                         5,859                   5,757,159
    CMS Panhandle Holding Co., 6.5s, 2009                              9,270                   8,160,937
    Commonwealth Edison Company, 8.5s, 2022                           13,043                  13,198,342
    Connecticut Light & Power Co., 7.875s, 2001                        9,365                   9,379,890
    Connecticut Light & Power Co., 7.75s, 2002                        13,900                  13,864,972
    Connecticut Light & Power Co., 8.59s, 2003                         7,800                   7,726,134
    Connecticut Light & Power Co., 7.875s, 2024                        6,000                   6,369,600
    El Paso Electric Co., 8.25s, 2003                                  5,914                   5,990,823
    El Paso Electric Co., 8.9s, 2006                                   3,810                   3,989,070
    Entergy Mississippi, Inc., 6.2s, 2004                              5,533                   5,241,245
    GGIB Funding Corp., 7.43s, 2011                                    4,372                   4,125,062
    Gulf States Utilities Co., 8.21s, 2002                             4,445                   4,482,827
    Gulf States Utilities Co., 8.25s, 2004                             2,781                   2,807,364
    Long Island Lighting Co., 8.2s, 2023                               5,950                   5,782,865
    Niagara Mohawk Power Corp., 9.5s, 2000                            15,000                  15,052,800
    Niagara Mohawk Power Corp., 7.25s, 2002                           17,126                  16,907,936
    Niagara Mohawk Power Corp., 7.375s, 2003                           1,843                   1,816,645
    Niagara Mohawk Power Corp., 7.625s, 2005                           4,468                   4,394,823
    Niagara Mohawk Power Corp., 7.75s, 2006                           18,456                  18,298,570
    Niagara Mohawk Power Corp., 8.75s, 2022                            7,277                   7,471,951
    Niagara Mohawk Power Corp., 8.5s, 2023                             4,650                   4,682,410
    North Atlantic Energy, 9.05s, 2002                                 3,477                   3,503,669
    Northeast Utilities, 8.58s, 2006                                   3,845                   3,860,627
    NRG Energy, Inc., 8.7s, 2005                                       4,525                   4,525,000
    NRG Energy, Inc., 8.962s, 2016                                     6,556                   6,613,365
    NSTAR Co., 8s, 2010                                                6,108                   6,199,254
    PP&L, Inc., 6.125s, 2001                                           7,790                   7,714,047
    Seabrook Station, 7.83s, 2019                                          1                           4
    Texas Utilities Co., 5.94s, 2001                                  14,180                  13,906,184
    Toledo Edison Co., 7.875s, 2004                                    7,411                   7,332,962
    Txu Eastern Funding Co., 6.15s, 2002                               7,759                   7,491,314
    Utilicorp United, Inc., 7s, 2004                                   3,499                   3,347,493
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                    10,945                  10,377,014
                                                                                          --------------
                                                                                          $  276,253,273
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Coastal Corp., 6.2s, 2004                                     $   14,755              $   13,993,494
    Tennessee Gas Pipeline Co., 7.625s, 2037                           5,338                   5,036,243
    Texas Gas Transmission Corp., 7.25s, 2027                          6,288                   5,821,292
    Williams Gas Pipelines Central, Inc., 7.375s, 2006                 3,759                   3,713,103
                                                                                          --------------
                                                                                          $   28,564,132
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $2,156,563,141
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.8%
  Canada - 0.1%
    AT&T Canada, Inc., 0s to 2003, 9.95s to 2008,
      (Telecommunications)                                        $    2,155              $    1,721,759
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                     1,785                   1,803,136
    Province of Quebec, 7.5s, 2029                                     4,080                   4,099,543
                                                                                          --------------
                                                                                          $    7,624,438
--------------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Union Bank of Norway, 7.35s, 2049 (Banks and
      Credit Cos.)##                                              $    2,273              $    2,195,718
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.6%
    Cable & Wireless Communications, 6.625s, 2005
      (Telecommunications)                                        $   13,800              $   13,706,160
    Cable & Wireless Communications, 6.75s, 2008
      (Telecommunications)                                            23,638                  23,755,727
                                                                                          --------------
                                                                                          $   37,461,887
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   47,282,043
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,251,999,070)                                             $2,203,845,184
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.6%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.5%
  Banks and Credit Companies
    Sovereign Bancorp, Inc., 7.5%*                                    49,820              $    2,428,725
--------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    EVI, Inc., 5%                                                     70,000              $    3,368,750
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems
    PSInet, Inc., 7%*                                                 30,000              $    1,316,250
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services
    Newell Financial Trust I, 5.25%                                   80,400              $    2,919,525
--------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Owens-Illinois, Inc., 4.75%                                      397,960              $   10,769,792
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.1%
    Finova Finance Trust, 5.5%                                        67,000              $    2,211,000
    Salomon, Inc., 6.25%                                              51,000                   5,610,000
                                                                                          --------------
                                                                                          $    7,821,000
--------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Lincoln National Corp., 1.85%                                    204,000              $    3,060,000
    Lincoln National Corp., 7.75%                                    648,400                  13,130,100
                                                                                          --------------
                                                                                          $   16,190,100
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Enron Corp., 7.00%                                               140,200              $    3,093,163
    Kerr McGee Corp., 5.5%*                                           59,800                   2,691,000
                                                                                          --------------
                                                                                          $    5,784,163
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Apache Corp., 6.5%                                                63,700              $    2,866,500
    Coastal Corp., 5.58%                                              13,400                     326,625
    Coastal Corp., 6.625%                                             74,150                   2,099,372
                                                                                          --------------
                                                                                          $    5,292,497
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.7%
    Cox Communications, Inc., 0.25%                                  259,500              $   15,251,853
    Cox Communications, Inc., 7.75%                                   91,800                  10,947,150
    Global Telesystems Group, Inc., 7.25%##                           37,750                   1,420,268
    Intermedia Communications, Inc., $3.25*                           73,100                   4,678,400
    Intermedia Communications, Inc., 7%##*                            39,900                   2,493,750
    Qwest Trends Trust, 5.75%##*                                      54,700                   4,136,688
    UnitedGlobalCom, Inc., 7.00%                                      13,340                     890,445
    UnitedGlobalCom, Inc., 7.00%##                                    40,000                   3,765,000
                                                                                          --------------
                                                                                          $   43,583,554
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.5%
    AES Trust III, 6.75%                                              58,800              $    3,969,000
    Calpine Capital Trust, 5.75%*                                     20,000                   1,742,500
    NiSource, Inc., 7.75%                                            353,200                  12,891,800
    Texas Utilities Co., 9.25%                                       231,000                   9,110,062
                                                                                          --------------
                                                                                          $   27,713,362
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.3%
    El Paso Energy Capital Trust I, 4.75%                            362,500              $   19,031,250
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $  146,218,968
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 0.1%
  Bermuda - 0.1%
    Global Crossings Ltd., 7.00%## (Telecommunications)                8,000              $    1,942,000
--------------------------------------------------------------------------------------------------------
  Canada
    Canadian National Railway Co., 5.25% (Railroads)                  40,300              $    1,682,525
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $    3,624,525
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
  (Identified Cost, $144,635,421)                                                         $  149,843,493
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 1.7%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 1.7%
  Advertising
    Young & Rubicam, Inc., 3s, 2005                               $    2,000              $    1,850,000
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.2%
    Xerox Corp., 0s, 2018                                         $   20,080              $   10,943,600
--------------------------------------------------------------------------------------------------------
  Computer Software - Services
    Affiliated Computer Services, Inc., 4s, 2005##                $    1,495              $    1,519,294
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems
    Ingram Micro, Inc., 0s, 2018                                  $    6,200              $    2,154,500
    Networks Assocs., Inc., 0s, 2018                                      10                       3,800
                                                                                          --------------
                                                                                          $    2,158,300
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Loews Corp., 3.125s, 2007                                     $   25,220              $   22,130,550
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 6.25s, 2009                             $    1,790              $    3,810,463
--------------------------------------------------------------------------------------------------------
  Electronics - 0.2%
    Atmel Corp., 0s, 2018                                         $    8,100              $   11,704,500
    SCI Systems, Inc., 3s, 2007                                        1,500                   1,732,500
                                                                                          --------------
                                                                                          $   13,437,000
--------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Alliant Energy Resources, Inc.*, 7.5s, 2030                   $       30              $    2,482,500
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.4%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##         $   11,220              $   16,072,650
    E Trade Group Inc., 6s, 2007                                       1,000                   1,375,850
    Elan Finance Corp. Ltd., 0s, 2018##                                8,000                   5,700,000
                                                                                          --------------
                                                                                          $   23,148,500
--------------------------------------------------------------------------------------------------------
  Internet
    America Online, Inc., 0s, 2019                                $    3,500              $    1,925,000
--------------------------------------------------------------------------------------------------------
  Medical and Health Products
    Roche Holdings Inc., 0s, 2015                                 $    2,000              $    1,682,500
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Millennium Pharmaceuticals, 5.5s, 2007                        $    2,000              $    1,805,000
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.1%
    Tribune Co., 2s, 2029                                         $       20              $    3,105,000
--------------------------------------------------------------------------------------------------------
  Retail
    Anntaylor Stores Corp., 0s, 2019                              $    4,000              $    1,730,000
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Echostar Communications Corp.##, 4.875s, 2007                 $    1,990              $    3,350,662
    Liberty Media Group##, 4s, 2029                                    1,160                   1,808,150
                                                                                          --------------
                                                                                          $    5,158,812
--------------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Comcast Corp., 2s, 2029                                       $       28              $    3,476,350
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $  100,362,869
--------------------------------------------------------------------------------------------------------
Foreign Bonds
  Canada
    Four Seasons Hotels, Inc., 0s, 2029 (Restaurants
      and Lodging)                                                $    4,982              $    1,394,960
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $80,697,411)                                    $  101,757,829
--------------------------------------------------------------------------------------------------------

Preferred Stocks - 0.4%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Federal Mogul Financing Trust, 7.00%                              70,000              $    2,056,250
    Tower Automotive Capital Trust, 6.75%                             94,800                   3,424,650
                                                                                          --------------
                                                                                          $    5,480,900
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.1%
    NB Capital Corp., 8.35%                                          168,737              $    3,638,392
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.1%
    Global Telesystems Group, Inc., 7.25%                             22,250              $      901,125
    WinStar Communications, Inc., 7%*                                 55,000                   5,080,625
                                                                                          --------------
                                                                                          $    5,981,750
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    CMS Energy Corp., 8.75%                                          241,800              $    6,407,700
--------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $26,972,901)                                     $   21,508,742
--------------------------------------------------------------------------------------------------------

Right - 0.2%
--------------------------------------------------------------------------------------------------------
    CVS Corp.* (Identified Cost, $11,365,019)                         159,100             $   10,749,194
--------------------------------------------------------------------------------------------------------

Short-Term Obligation - 0.6%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Associates Corp. of North America, due 4/03/00,
      at Amortized Cost                                           $   37,400              $   37,387,055
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,658,195,695)                                       $5,887,272,647
Other Assets, Less Liabilities - 0.6%                                                         36,278,273
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $5,923,550,920
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MARCH 31, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,658,195,695)        $5,887,272,647
  Cash                                                                  496,194
  Receivable for Fund shares sold                                    11,723,471
  Receivable for investments sold                                    34,029,386
  Interest and dividends receivable                                  40,135,593
  Other assets                                                           93,651
                                                                 --------------
      Total assets                                               $5,973,750,942
                                                                 --------------
Liabilities:
  Distributions payable                                          $    1,918,956
  Payable for Fund shares reacquired                                 15,482,982
  Payable for investments purchased                                  31,763,275
  Payable to affiliates -
    Management fee                                                       56,547
    Shareholder servicing agent fee                                      16,097
    Distribution and service fee                                         98,795
    Administrative fee                                                    1,868
  Accrued expenses and other liabilities                                861,502
                                                                 --------------
      Total liabilities                                          $   50,200,022
                                                                 --------------
Net assets                                                       $5,923,550,920
                                                                 ==============

Net assets consist of:
  Paid-in capital                                                $5,688,610,254
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 229,075,379
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     8,729,033
  Accumulated distributions in excess of net investment
    income                                                           (2,863,746)
                                                                 --------------
      Total                                                      $5,923,550,920
                                                                 ==============
Shares of beneficial interest outstanding                          442,290,913
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,457,259,858 / 246,501,799 shares of
     beneficial interest outstanding)                                $14.03
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                 $14.73
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,951,666,187 / 139,195,859 shares of
     beneficial interest outstanding)                                $14.02
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $471,988,609 / 33,553,247 shares of
     beneficial interest outstanding)                                $14.07
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $42,636,266 / 3,040,008
    shares of beneficial interest outstanding)                       $14.03
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2000
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $   92,667,647
    Dividends                                                        40,968,369
    Foreign taxes withheld                                             (311,876)
                                                                 --------------
      Total investment income                                    $  133,324,140
                                                                 --------------
  Expenses -
    Management fee                                               $   10,745,469
    Trustees' compensation                                               63,200
    Shareholder servicing agent fee                                   3,114,312
    Distribution and service fee (Class A)                            6,250,085
    Distribution and service fee (Class B)                           10,579,485
    Distribution and service fee (Class C)                            2,478,691
    Administrative fee                                                  136,346
    Custodian fee                                                       740,610
    Printing                                                            170,937
    Postage                                                             333,654
    Auditing fees                                                         1,396
    Legal fees                                                            2,865
    Miscellaneous                                                     1,644,154
                                                                 --------------
      Total expenses                                             $   36,261,204
    Fees paid indirectly                                               (442,063)
                                                                 --------------
      Net expenses                                               $   35,819,141
                                                                 --------------
        Net investment income                                    $   97,504,999
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $   31,712,071
    Foreign currency transactions                                    (2,305,379)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $   29,406,692
                                                                 --------------
  Change in unrealized appreciation -
    Investments                                                  $  116,486,405
    Translation of assets and liabilities in foreign
      currencies                                                      2,240,915
                                                                 --------------
      Net unrealized gain on investments and foreign currency
        translation                                              $  118,727,320
                                                                 --------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $  148,134,012
                                                                 --------------
          Increase in net assets from operations                 $  245,639,011
                                                                 ==============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED                     YEAR ENDED
                                                               MARCH 31, 2000             SEPTEMBER 30, 1999
                                                                  (UNAUDITED)
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $   97,504,999                 $  207,767,725
  Net realized gain on investments and foreign currency
    transactions                                                   29,406,692                    401,496,989
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          118,727,320                   (205,475,863)
                                                               --------------                 --------------
      Increase in net assets from operations                   $  245,639,011                 $  403,788,851
                                                               --------------                 --------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $  (59,316,899)                $ (129,580,179)
  From net investment income (Class B)                            (28,229,398)                   (59,446,051)
  From net investment income (Class C)                             (6,593,868)                   (11,895,158)
  From net investment income (Class I)                               (834,897)                      (975,400)
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (236,088,862)                  (456,637,307)
  From net realized gain on investments and foreign
    currency transactions (Class B)                              (141,602,847)                  (261,186,854)
  From net realized gain on investments and foreign
    currency transactions (Class C)                               (32,927,178)                   (46,940,472)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                (3,092,028)                    (2,276,517)
                                                               --------------                 --------------
      Total distributions declared to shareholders             $ (508,685,977)                $ (968,937,938)
                                                               --------------                 --------------
Net increase (decrease) in net assets from Fund
  share transactions                                           $ (285,825,653)                $1,198,132,902
                                                               --------------                 --------------
      Total increase (decrease) in net assets                  $ (548,872,619)                $  632,983,815
Net assets:
  At beginning of period                                        6,472,423,539                  5,839,439,724
                                                               --------------                 --------------
At end of period (including accumulated distributions
  in excess of net investment income of $2,863,746 and
  $5,393,683, respectively)                                    $5,923,550,920                 $6,472,423,539
                                                               ==============                 ==============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2000            1999          1998        1997        1996        1995
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $14.57          $16.06        $16.92      $15.03      $14.46      $12.80
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations# -
  Net investment income(S)                            $ 0.24          $ 0.53        $ 0.57      $ 0.60      $ 0.64      $ 0.64
  Net realized and unrealized gain on investments
    and foreign currency                                0.39            0.56          0.53        2.94        1.21        1.64
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 0.63          $ 1.09        $ 1.10      $ 3.54      $ 1.85      $ 2.28
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.23)         $(0.51)       $(0.58)     $(0.59)     $(0.62)     $(0.61)
  From net realized gain on investments and
    foreign currency transactions                      (0.94)          (2.07)        (1.37)      (1.06)      (0.66)      (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              --           (0.01)       --          --          --
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(1.17)         $(2.58)       $(1.96)     $(1.65)     $(1.28)     $(0.62)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.03          $14.57        $16.06      $16.92      $15.03      $14.46
                                                      ======          ======        ======      ======      ======      ======
Total return(+)                                         4.55%++         7.06%         6.98%      25.27%      13.50%      18.36%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                            0.89%+          0.89%         0.90%       0.93%       0.91%       0.87%
  Net investment income                                 3.38%+          3.45%         3.44%       3.84%       4.35%       4.82%
Portfolio turnover                                        55%            151%          126%        143%        140%        102%
Net assets at end of period (000,000 omitted)         $3,457          $3,699        $3,503      $3,199      $2,568      $2,242

(S) The distributor voluntarily waived a portion of its fees for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                             --              --            --          --          --        $ 0.63
      Ratios (to average net assets):
        Expenses##                                      --              --            --          --          --          0.97%
        Net investment income                           --              --            --          --          --          4.72%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2000            1999          1998        1997        1996        1995
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $14.57          $16.05        $16.92      $15.02      $14.46      $12.80
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations# -
  Net investment income                               $ 0.19          $ 0.43        $ 0.46      $ 0.50      $ 0.52      $ 0.53
  Net realized and unrealized gain on investments
    and foreign currency                                0.39            0.58          0.53        2.95        1.21        1.64
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 0.58          $ 1.01        $ 0.99      $ 3.45      $ 1.73      $ 2.17
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.19)         $(0.42)       $(0.48)     $(0.49)     $(0.51)     $(0.50)
  From net realized gain on investments and
    foreign currency transactions                      (0.94)          (2.07)        (1.37)      (1.06)      (0.66)       --
  In excess of net investment income                    --              --           (0.01)       --          --         (0.01)
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(1.13)         $(2.49)       $(1.86)     $(1.55)     $(1.17)     $(0.51)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.02          $14.57        $16.05      $16.92      $15.02      $14.46
                                                      ======          ======        ======      ======      ======      ======
Total return                                            4.14%++         6.43%         6.22%      24.51%      12.49%      17.46%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.53%+          1.54%         1.55%       1.60%       1.67%       1.71%
  Net investment income                                 2.73%+          2.80%         2.80%       3.17%       3.56%       3.97%
Portfolio turnover                                        55%            151%          126%        143%        140%        102%
Net assets at end of period (000,000 omitted)         $1,952          $2,217        $1,984      $1,707      $1,284      $1,005

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2000            1999          1998        1997        1996        1995
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $14.61          $16.10        $16.96      $15.06      $14.49      $12.80
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations# -
  Net investment income                               $ 0.19          $ 0.43        $ 0.46      $ 0.50      $ 0.53      $ 0.54
  Net realized and unrealized gain on investments
    and foreign currency                                0.40            0.57          0.53        2.95        1.22        1.66
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 0.59          $ 1.00        $ 0.99      $ 3.45      $ 1.75      $ 2.20
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.19)         $(0.42)       $(0.47)     $(0.49)     $(0.52)     $(0.50)
  From net realized gain on investments and
    foreign currency transactions                      (0.94)          (2.07)        (1.37)      (1.06)      (0.66)      (0.01)
  In excess of net investment income                    --              --           (0.01)       --          --          --
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(1.13)         $(2.49)       $(1.85)     $(1.55)     $(1.18)     $(0.51)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.07          $14.61        $16.10      $16.96      $15.06      $14.49
                                                      ======          ======        ======      ======      ======      ======
Total return                                            4.20%++         6.41%         6.27%      24.39%      12.67%      17.66%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                            1.53%+          1.54%         1.55%       1.60%       1.63%       1.67%
  Net investment income                                 2.74%+          2.80%         2.80%       3.16%       3.67%       4.14%
Portfolio turnover                                        55%            151%          126%        143%        140%        102%
Net assets at end of period (000,000 omitted)           $472            $508          $336        $190         $83         $23

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED
                                                                                  SEPTEMBER 30,                   PERIOD ENDED
                                              SIX MONTHS ENDED            ------------------------------         SEPTEMBER 30,
                                                MARCH 31, 2000               1999                1998                 1997*
                                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                   $14.57              $16.06              $16.92                $14.70
                                                        ------              ------              ------                ------
Income from investment operations# -
  Net investment income                                 $ 0.26              $ 0.58              $ 0.63                $ 0.48
  Net realized and unrealized gain on investments
    and foreign currency                                  0.40                0.57                0.53                  2.23
                                                        ------              ------              ------                ------
      Total from investment operations                  $ 0.66              $ 1.15              $ 1.16                $ 2.71
                                                        ------              ------              ------                ------
Less distributions declared to shareholders -
  From net investment income                            $(0.26)             $(0.57)             $(0.64)               $(0.49)
  From net realized gain on investments and
    foreign currency transactions                       $(0.94)             $(2.07)             $(1.37)                 --
  In excess of net investment income                      --                  --                 (0.01)                 --
                                                        ------              ------              ------                ------
      Total distributions declared to shareholders      $(1.20)             $(2.64)             $(2.02)               $(0.49)
                                                        ------              ------              ------                ------
Net asset value - end of period                         $14.03              $14.57              $16.06                $16.92
                                                        ======              ======              ======                ======
Total return                                              4.73%++             7.43%               7.35%                18.69%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              0.53%+              0.54%               0.55%                 0.60%+
  Net investment income                                   3.73%+              3.84%               3.79%+                4.16%+
Portfolio turnover                                          55%                151%                126%                  143%
Net assets at end of period
 (000,000 omitted)                                         $43                 $48                 $17                   $16

  * For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expenses reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2000, the value of securities loaned was $10,710,542. These loans were collateralized by U.S. Treasury securities of $11,315,620.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $45,255 under this agreement.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                 BASED ON GROSS INCOME
------------------------------------------  -----------------------------------
First $200 million                0.250%    First $14 million             3.57%
In excess of $200 million         0.212%    In excess of $14 million      3.04%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $24,955 for the six months ended March 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $374,600 for the six months ended March 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $333,021 for the six months ended March 31, 2000. Fees incurred under the distribution plan during the six months ended March 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $47,282 and $7,929 for Class B and Class C shares, respectively, for the six months ended March 31, 2000. Fees incurred under the distribution plan during the six months ended March 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2000, were $53,455, $1,943,688, and $83,159 for Class A, Class B, and
Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                      $1,086,694,462   1,301,407,320
                                                --------------   -------------
Investments (non-U.S. government securities)    $2,234,939,781   2,562,191,753
                                                --------------   -------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $5,658,195,695
                                                                --------------
Gross unrealized appreciation                                   $  497,976,082
Gross unrealized depreciation                                     (268,899,130)
                                                                --------------
    Net unrealized appreciation                                 $  229,076,952
                                                                ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                          SIX MONTHS ENDED MARCH 31, 2000            YEAR ENDED SEPTEMBER 30, 1999
                                         --------------------------------       ----------------------------------
                                             SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                              48,911,547       $   681,306,319        110,586,325       $ 1,674,314,695
Shares issued to shareholders
  in reinvestment of distributions       18,732,790           259,976,587         34,947,572           517,032,870
Shares reacquired                       (74,985,471)       (1,036,363,287)      (109,828,347)       (1,664,143,600)
                                        -----------       ---------------       ------------       ---------------
    Net increase (decrease)              (7,341,134)      $   (95,080,381)        35,705,550       $   527,203,965
                                        ===========       ===============       ============       ===============

Class B Shares
                                          SIX MONTHS ENDED MARCH 31, 2000            YEAR ENDED SEPTEMBER 30, 1999
                                         --------------------------------       ----------------------------------
                                             SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                               9,892,450       $   138,192,009         38,673,047       $   586,933,287
Shares issued to shareholders
  in reinvestment of distributions       11,272,854           156,411,957         19,921,555           294,415,702
Shares reacquired                       (34,145,179)         (466,893,155)       (29,991,200)         (454,715,848)
                                        -----------       ---------------       ------------       ---------------
    Net increase (decrease)             (12,979,875)      $  (172,289,189)        28,603,402       $   426,633,141
                                        ===========       ===============       ============       ===============

Class C Shares
                                          SIX MONTHS ENDED MARCH 31, 2000            YEAR ENDED SEPTEMBER 30, 1999
                                         --------------------------------       ----------------------------------
                                             SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                               4,444,973       $    62,258,264         17,496,762       $   266,491,500
Shares issued to shareholders
  in reinvestment of distributions        2,549,737            35,479,218          3,561,406            52,786,839
Shares reacquired                        (8,202,468)         (112,823,244)        (7,147,794)         (108,828,036)
                                        -----------       ---------------       ------------       ---------------
    Net increase (decrease)              (1,207,758)      $   (15,085,762)        13,910,374       $   210,450,303
                                        ===========       ===============       ============       ===============

Class I Shares
                                          SIX MONTHS ENDED MARCH 31, 2000            YEAR ENDED SEPTEMBER 30, 1999
                                         --------------------------------       ----------------------------------
                                             SHARES                AMOUNT             SHARES                AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                 343,477       $     4,819,191          2,364,510       $    35,910,941
Shares issued to shareholders
  in reinvestment of distributions          282,644             3,924,285            220,172             3,263,023
Shares reacquired                          (881,327)          (12,113,797)          (367,947)           (5,328,471)
                                        -----------       ---------------       ------------       ---------------
    Net increase (decrease)                (255,206)      $    (3,370,321)         2,216,735       $    33,845,493
                                        ===========       ===============       ============       ===============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 2000, was $22,663. The Fund had no borrowings during the period.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2000, the Fund owned the following restricted security, excluding securities issued under Rule 144A, constituting 0.10% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                    DATE OF        PAR
DESCRIPTION                     ACQUISITION     AMOUNT         COST        VALUE
--------------------------------------------------------------------------------
Merrill Lynch Mortgage
  Investors, Inc., 8.43s, 2022    June 1994     $4,000   $2,772,500   $3,797,500

MFS(R) TOTAL RETURN FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified services
company)                                                 ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any business
                                                         day from 9 a.m. to 5 p.m. Eastern time (or leave a
Arnold D. Scott* - Senior Executive                      message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE MFS Service Center, Inc.
                                                         P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief                  Boston, MA 02107-9906
Executive Officer, MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith+ - Independent Consultant                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman,
North American Management Corp.                          For service to speech- or hearing-impaired,
(investment adviser)                                     call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
INVESTMENT ADVISER                                       this service, your phone must be equipped with
Massachusetts Financial Services Company                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
DISTRIBUTOR                                              1-800-MFS-TALK (1-800-637-8255) anytime from a
MFS Fund Distributors, Inc.                              touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                    WORLD WIDE WEB
                                                         www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

LEAD PORTFOLIO MANAGER
David M. Calabro*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+Independent Trustee
*MFS Investment Management

MFS(R) TOTAL RETURN FUND                                        ------------
                                                                  BULK RATE
[Logo] M F S(R)                                                 U.S. POSTAGE
INVESTMENT MANAGEMENT                                               PAID
We invented the mutual fund(R)                                      MFS
                                                                ------------
500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                              MTR-3  5/00  399M  15/215/315/815